                                  Exhibit 99.1

 Series 1997-2 Monthly Certificateholders' Statement for the month of December
                                      1998

                                                                    EXHIBIT 99.1

                                                                   Series 1997-2


                     Monthly Certificateholder's Statement
                      Proffitt's Credit Card Master Trust
                                 Series 1997-2

   Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the
  "Agreement") each between Proffitt's Credit Corporation as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association, as Trustee the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1997-2 is set forth below:

       Date of the Certificate                      January 10, 1999
       Monthly Period ending:                      December 31, 1998
       Determination Date                           January 10, 1999
       Distribution Date                            January 15, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                                              General
-----------------------------------------------------------------------------------------------------------------------------------
 201   Amortization Period                                                                                       No        201
 202   Early Amortization Period                                                                                 No        202
 203   Class A Investor Amount paid in full                                                                      No        203
 204   Class B Investor Amount paid in full                                                                      No        204
 205   Collateral Indebtedness Amount paid in full                                                               No        205
 206   Saks Incorporated is the Servicer                                                                         Yes       206
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Investor Amount
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          as of the end of
                                                                          as of the end of prior            the relevant
                                                                              Monthly Period               Monthly Period
                                                                          ----------------------          ---------------
 207   Series 1997-2 Investor Amount                                     $       235,300,000     207(a)   $ 235,300,000    207(b)
 208      Class A Investor Amount                                        $       180,000,000     208(a)   $ 180,000,000    208(b)
 209      Class B Investor Amount                                        $        20,000,000     209(a)   $  20,000,000    209(b)
 210      Collateral Indebtedness Amount                                 $        21,000,000     210(a)   $  21,000,000    210(b)
 211      Class D Investor Amount                                        $        14,300,000     211(a)   $  14,300,000    211(b)

 212   Series 1997-2 Adjusted Investor Amount                            $       235,300,000     212(a)   $ 235,300,000    212(b)
 213      Class A Adjusted Investor Amount                               $       180,000,000     213(a)   $ 180,000,000    213(b)
 214         Principal Account Balance                                   $                 -     214(a)               -    214(b)
 215      Class B Adjusted Investor Amount                               $        20,000,000     215(a)   $  20,000,000    215(b)

 216      Class A Certificate Rate                                                                                 6.50%   216
 217      Class B Certificate Rate                                                                                 6.69%   217
 218      Collateral Indebtedness Interest Rate                                                                 6.13547%   218
 219      Class D Certificate Rate                                                                              6.41047%   219
 220   Weighted average interest rate for Series 1997-2                                                            6.48%   220

                                                                                                          as of the end of
                                                                         as of the end of prior             the relevant
                                                                             Monthly Period                Monthly Period
                                                                         ----------------------           ----------------
 221   Series 1997-2 Investor Percentage with respect to
       Finance Charge Receivables                                                 31.11%         221(a)       27.15%       221(b)
 222      Class A                                                                 23.80%         222(a)       20.77%       222(b)
 223      Class B                                                                  2.64%         223(a)        2.31%       223(b)
 224      Collateral Indebtedness Amount                                           2.78%         224(a)        2.42%       224(b)
 225      Class D                                                                  1.89%         225(a)        1.65%       225(b)

 226   Series 1997-2 Investor Percentage with respect
       to Principal Receivables                                                   31.11%         226(a)       27.15%       226(b)
 227      Class A                                                                 23.80%         227(a)       20.77%       227(b)
 228      Class B                                                                  2.64%         228(a)        2.31%       228(b)
 229      Collateral Indebtedness Amount                                           2.78%         229(a)        2.42%       229(b)
 230      Class D                                                                  1.89%         230(a)        1.65%       230(b)

 231   Series 1997-2 Investor Percentage with respect
       to Allocable Amounts                                                       31.11%         231(a)       27.15%       231(b)
 232      Class A                                                                 23.80%         232(a)       20.77%       232(b)
 233      Class B                                                                  2.64%         233(a)        2.31%       233(b)
 234      Collateral Indebtedness Amount                                           2.78%         234(a)        2.42%       234(b)
 235      Class D                                                                  1.89%         235(a)        1.65%       235(b)
------------------------------------------------------------------------------------------------------------------------------------
                                               Series 1997-2 Investor Distributions
------------------------------------------------------------------------------------------------------------------------------------

 236   The sum of the daily allocations of collections of Principal
       Receivables for the relevant Monthly Period                                                        $           -    236

 237      Class A distribution of collections of Principal Receivables
       per $1,000 of original principal amount                                                            $           -    237

                                                                   Series 1997-2

238    Class B distribution of collections of Principal Receivables per $1,000 of
     original principal amount                                                                    $          -           238
239    Collateral Indebtedness Amount distribution of collections of Principal Receivables
     per $1,000 of original principal amount                                                      $          -           239
240    Class D distribution of collections of Principal Receivables per $1,000 of original
     principal amount                                                                             $          -           240
241    Class A distribution attributable to interest per $1,000 of original principal amount      $       5.42           241
242    Class B distribution attributable to interest per $1,000 of original principal amount      $       5.58           242
243    Collateral Indebtedness Amount distribution attributable to interest per $1,000 of
     original principal amount                                                                    $       5.28           243
244    Class D distribution attributable to interest per $1,000 of original principal amount      $          -           244
245  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of original
     principal amount                                                                             $       1.67           245

------------------------------------------------------------------------------------------------------------------------------------
                                              Collections Allocated to Series 1997-2
------------------------------------------------------------------------------------------------------------------------------------


246  Series allocation of collections of Principal Receivables                                    $ 45,962,045           246
247    Class A                                                                                    $ 35,160,085           247
248    Class B                                                                                    $  3,906,676           248
249    Collateral Indebtedness Amount                                                             $  4,102,010           249
250    Class D                                                                                    $  2,793,273           250
251  Series allocation of collections of Finance Charge Receivables                               $  4,450,886           251
252    Class A                                                                                    $  3,404,843           252
253    Class B                                                                                    $    378,316           253
254    Collateral Indebtedness Amount                                                             $    397,232           254
255    Class D                                                                                    $    270,496           255

     Available Funds
     ---------------
256    Class A Available Funds                                                                    $  3,404,843           256
257      The amount to be withdrawn from the Reserve Account to be included
     in Class A Available funds                                                                   $          -           257
258      Principal Investment Proceeds to be included in Class A Available Funds                  $          -           258
259      The amount of investment earnings on amounts held in the Reserve Account
     to be included in Class A Available funds                                                    $          -           259

260    Class B Available Funds                                                                    $    378,316           260
261      The amount to be withdrawn from the Reserve Account to be included in
     Class B Available funds                                                                      $          -           261
262      Principal Investment Proceeds to be included in Class B Available Funds                  $          -           262
263      The amount of investment earnings on amounts held in the Reserve Account
     to be included in Class B Available funds                                                    $          -           263

264  Collateral Available Funds                                                                   $    397,232           264

265  Class D Available Funds                                                                      $    270,496           265

------------------------------------------------------------------------------------------------------------------------------------
                                                    Application of Collections
------------------------------------------------------------------------------------------------------------------------------------

     Class A
     -------
266  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
     Distribution date                                                                            $    975,000           266
267  If Saks Incorporated is no longer the Servicer, an amount equal to Class A
     Servicing fee for the related Distribution Date                                              $          -           267
268  Class A Allocable Amount                                                                     $    547,607           268
269  An amount to be included in the Excess Spread                                                $  1,882,236           269

     Class B
     -------
270  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
     Distribution date                                                                            $    111,500           270
271  If Saks Incorporated is no longer the Servicer, an amount equal to Class B
     Servicing fee for the related Distribution Date                                              $          -           271

                                                                   Series 1997-2

272  An amount to be included in the Excess Spread                                                             $    266,816    272

     Collateral
     ----------
273  If Saks Incorporated is no longer the Servicer, an amount equal to
     Collateral Servicing fee for the related Distribution Date                                                $          -    273
274  An amount to be included in the Excess Spread                                                             $    397,232    274

     Class D
     -------
275  If Saks Incorporated is no longer the Servicer, an amount equal to Class D
     Servicing fee for the related Distribution Date                                                           $          -    275
276  An amount to be included in the Excess Spread                                                             $    270,496    276

277  Available Excess Spread                                                                                   $  2,816,779    277
278  Available Shared Excess Finance Charge Collections                                                        $          -    278
279  Total Cash Flow available for 1997-2 waterfall                                                            $  2,818,779

280  Class A Required Amount is to be used to fund any deficiency in
     line266, line267 and line268                                                                              $          -    280
281  The aggregate amount of Class A Investor Charge Offs which have not been previously reimbursed            $          -    281

282  Class B Required Amount to the extent attributable to line270, and line271                                $          -    282

283  Class B Allocable Amount                                                                                  $     60,845    283
284  Any remaining portion of the Class B Required Amount                                                      $          -    284
285  An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated Principal
     Collections; (iii) reallocations of the Class B Investor Amount to
     the Class A Investor Amount                                                                               $          -    285
286  Collateral Monthly Interest for the related Distribution Date plus
     Collateral Monthly Interest previously due but not paid to the
     Collateral Indebtedness Holder plus Collateral Additional Interest                                        $    110,950    286
287  Class A Servicing Fee plus Class B Servicing Fee plus Collateral
     Servicing Fee due for the relevant Monthly Period and not paid above                                      $    368,333    287
288  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
     due but not distributed to the Servicer for prior Monthly Periods                                         $          -    288
289  Collateral Allocable Amount                                                                               $     63,887    289
290  Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the CIA to the Class A or Class B Investor Amount                                  $          -    290
291  The excess, if any, of the Required Cash Collateral Amount over the
     Available Collateral Amount                                                                               $          -    291
292  An amount equal to Class D Monthly Interest due but not paid to the Class D
     Certificateholders plus Class D Additional Interest                                                       $     78,938    292
293  Class D Servicing Fee due for the relevant Monthly Period and not paid above                              $     23,833    293
294  Class D Servicing Fee due but not distributed to the Servicer for prior Monthly Periods                   $          -    294
295  Class D Allocable Amount                                                                                  $     43,504    295
296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to:
     (i) Class D Investor Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the Class D Investor Amount to the
     Class A or Class B Investor Amount or CIA                                                                 $          -    296
297  Aggregate amount of any other amounts due to the Collateral Indebtedness Holder
     pursuant to the Loan Agreement                                                                            $          -    297
298  Excess, if any, of the Required Reserve Account Amount over the amount on
     deposit in the Reserve Account                                                                            $          -    298
299  Shared Excess Finance Charge Collections                                                                  $  2,066,488    299

----------------------------------------------------------------------------------------------------------------------------------
                                      Determination of Monthly Principal
----------------------------------------------------------------------------------------------------------------------------------

300  Class A Monthly Principal (the least of line#301, line#302 and line#208)                                  $          -    300

301    Available Principal Collections held in the Collection Account                                          $ 45,962,045    301
302    Class A Accumulation Amount                                                                             $          -    302

303  Class B Monthly Principal (the least of line#304, line#305 and line#209)
     (distributable only after payout of Class A)                                                              $          -    303

304    Available Principal Collections held in the Collection Account less portion
     of such Collections applied to Class A Monthly Principal                                                  $ 45,962,045    304
305  Class B Accumulation Amount                                                                               $          -    305

                                                                   Series 1997-2

 306   Collateral Monthly Principal (prior to payout of Class B)
       (the least of line#307 and line#308)                                                                  $          -    306
 307      Available Principal Collections held in the Collection
       Account less portion of such Collections applied to Class A and
       Class B Monthly Principal                                                                             $ 45,962,045    307

 308      Enhancement Surplus                                                                                $          -    308

 309   Class D Monthly Principal                                                                             $          -    309
 310      Available Principal Collections held in the Collection
       Account less portion of such Collections applied to Class A,
       Class B or collateral Monthly Principal                                                               $ 45,962,045    310

------------------------------------------------------------------------------------------------------------------------------------
                                                   Available Enhancement Amount
------------------------------------------------------------------------------------------------------------------------------------

 311   Available Enhancement Amount                                                                          $ 35,300,000    311
 312      Amount on Deposit in the Cash Collateral Account                                                   $          -    312

------------------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
------------------------------------------------------------------------------------------------------------------------------------

 313   Reallocated Principal Collections                                                                     $          -    313
 314      Class D Principal Collections (to the extent needed to
       fund Required Amounts)                                                                                $          -    314
 315      Collateral Principal Collections (to the extent needed to
       fund Required Amounts)                                                                                $          -    315
 316      Class B Principal Collections (to the extent needed to
       fund Required Amounts)                                                                                $          -    316

------------------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            %                   Amount
                                                                                          ------             ------------
 317   Series 1997-2 Default Amount                                                       31.11%   317(a)    $    715,844    317(b)
 318   Class A Investor Default Amount                                                    23.80%   318(a)    $    547,607    318(b)
 319   Class B Investor Default Amount                                                     2.64%   319(a)    $     60,845    319(b)
 320   Collateral Default Amount                                                           2.78%   320(a)    $     63,887    320(b)
 321   Class D Investor Default Amount                                                     1.89%   321(a)    $     43,504    321(b)

 322   Series 1997-2 Adjustment Amount                                                                       $          -    322
 323   Class A Adjustment Amount                                                                             $          -    323
 324   Class B Adjustment Amount                                                                             $          -    324
 325   Collateral Adjustment Amount                                                                          $          -    325
 326   Class D Adjustment Amount                                                                             $          -    326

 327   Series 1997-2 Allocable Amount                                                                        $    715,844    327
 328      Class A Allocable Amount                                                                           $    547,607    328
 329      Class B Allocable Amount                                                                           $     60,845    329
 330      Collateral Allocable Amount                                                                        $     63,887    330
 331      Class D Allocable Amount                                                                           $     43,504    331

------------------------------------------------------------------------------------------------------------------------------------
                                                         Required Amounts
------------------------------------------------------------------------------------------------------------------------------------

 332   Class A Required Amount                                                                               $          -    332
 333      Class A Monthly Interest for current Distribution Date                                             $    975,000    333
 334      Class A Monthly Interest previously due but not paid                                               $          -    334
 335      Class A Additional Interest for prior Monthly Period
       or previously due but not paid                                                                        $          -    335
 336      Class A Allocable Amount for current Distribution Date                                             $          -    336
 337      Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                             $          -    337

 338   Class B Required Amount                                                                               $          -    338
 339      Class B Monthly Interest for current Distribution Date                                             $    111,500    339
 340      Class B Monthly Interest previously due but not paid                                               $          -    340
 341      Class B Additional Interest for prior Monthly Period or
       previously due but not paid                                                                           $          -    341
 342      Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                             $          -    342
 343     Excess of Class B Allocable Amount over funds available to make payments                            $          -    343

 344   Collateral Required Amount                                                                            $          -    344
 345      Collateral Monthly Interest for current Distribution Date                                          $    110,950    345
 346      Collateral Monthly Interest previously due but not paid                                            $          -    346
 347      Collateral Additional Interest for prior Monthly Period
       or previously due but not paid                                                                        $          -    347

                                                                   Series 1997-2

   348      Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                     $         -    348
   349      Excess of Collateral Allocable Amount over funds available to make payments                   $         -    349

-------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
-------------------------------------------------------------------------------------------------------------------------------

         Class A
         -------
   350   Class A Investor Amount reduction                                                                $         -    350
   351      Class A Investor Charge Off                                                                   $         -    351
   352      Reductions of the Class A Investor Amount                                                     $         -    352
         Class B
         -------
   353   Class B Investor Amount reduction                                                                $         -    353
   354      Class B Investor Charge Off                                                                   $         -    354
   355      Reductions of the Class B Investor Amount                                                     $         -    355
   356      Reallocated Principal Collections applied to Class A                                          $         -    356
         Collateral
         ----------
   357   Collateral Indebtedness Amount reduction                                                         $         -    357
   358      Collateral Indebtedness Amount Charge Off                                                     $         -    358
   359      Reductions of the Collateral Indebtedness Amount                                              $         -    359
   360      Reallocated Principal Collections applied to Class B                                          $         -    360
         Class D
         -------
   361   Class D Investor Amount reduction                                                                $         -    361
   362      Class D Investor Charge Off                                                                   $         -    362
   363      Reductions of the Class D Investor Amount                                                     $         -    363
   364      Reallocated Principal Collections applied to Collateral Indebtedness Amount                   $         -    364
-------------------------------------------------------------------------------------------------------------------------------
                                                           Servicing Fee
-------------------------------------------------------------------------------------------------------------------------------

   365   Series 1997-2 Servicing Fee                                                                      $   392,167    365
   366      Class A Servicing Fee                                                                         $   300,000    366
   367      Class B Servicing Fee                                                                         $    33,333    367
   368      Collateral Servicing Fee                                                                      $    35,000    368
   369      Class D Servicing Fee                                                                         $    23,833    369
-------------------------------------------------------------------------------------------------------------------------------
                                                          Reserve Account
-------------------------------------------------------------------------------------------------------------------------------

   370   Required Reserve Account Amount (if applicable)                                                          N/A    370
   371   Reserve Account Reinvestment Rate (if applicable)                                                        N/A    371
   372   Reserve Account balance                                                                          $         -    372


   373   Accumulation Period Length                                                                         12 months    373


         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of January, 1999.

         Saks Incorporated,
          as Servicer

         By /s/ James S Scully
           ----------------------------------
         Name:  James S. Scully
         Title: Vice President and Treasurer

                                                                     Page 5 of 5